Supplement Dated February 15, 2010 to
Prospectus Dated October 1, 2008
ALAC Separate Account 1
Visionary Variable Annuity
Visionary Choice Variable Annuity
Issued By
Aviva Life and Annuity Company
This supplement amends certain information in your variable annuity contract prospectus. Please read this supplement carefully and keep it with your prospectus for future reference.
The trustees of The Alger American Fund (the “Fund”) voted to change the name of The Alger American Fund to The Alger Portfolios, and to rename the underlying portfolios of the Fund. In addition, Class O shares of those underlying portfolios were redesignated as Class I-2 shares.
Therefore, all references in your prospectus to the Fund are changed to The Alger Portfolios and all references to the Fund portfolios are changed to reflect the following new names and class designations:

Former Portfolio Name and Share Class	New Portfolio Name and New Share Class
Alger American MidCap Growth Portfolio Class O	Alger Mid Cap Growth Portfolio Class I-2
Alger American SmallCap Growth Portfolio Class O	Alger Small Cap Growth Portfolio Class I-2
You can find more information about the Fund and the underlying portfolios of the Fund in the current prospectus for the Fund.
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If you have questions regarding this supplement, please contact the registered representative who sold you your variable annuity contract, or write to or call our Service Center at P.O. Box 82594, Lincoln, NE 68501, 1-888-232-6486.